                                                                    Exhibit 99.2



                                   PROXY CARD

REVOCABLE PROXY

                       FIRST NATIONAL BANK OF POLK COUNTY

         PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON ________, 2000.

         The undersigned hereby appoints _____________________ and ___________________, or either of them with individual power of substitution, proxies to vote all shares of the Common Stock of First National Bank of Polk County (the "Bank") which the undersigned may be entitled to vote at the Special Meeting of Shareholders to be held at the _____________________________, ___________, Florida, on _______, ________, 2000, at _______ a.m., and at any
adjournment or postponement thereof.

         SAID PROXIES WILL VOTE ON THE PROPOSALS SET FORTH IN THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT/PROSPECTUS AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF AGREEMENT TO MERGE LISTED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE SPECIAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:

1. To authorize, adopt and approve the Agreement to Merge between Centerstate Banks of Florida, Inc., First National Bank of Polk County, and First Interim National Bank of Polk County.

         _____  FOR            _____  AGAINST                _____   ABSTAIN

                                     PLEASE MARK, SIGN BELOW, DATE AND RETURN
                                     THIS PROXY PROMPTLY IN THE ENVELOPE
                                     FURNISHED.

                                     PLEASE SIGN EXACTLY AS NAME APPEARS ON YOUR
                                     STOCK CERTIFICATE. WHEN SHARES ARE HELD BY
                                     JOINT TENANTS, BOTH SHOULD SIGN. WHEN
                                     SIGNING AS ATTORNEY, EXECUTOR,
                                     ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE
                                     GIVE FULL TITLE AS SUCH. IF A CORPORATION,
                                     PLEASE SIGN IN FULL CORPORATE NAME BY
                                     PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A
                                     PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP
                                     NAME BY AUTHORIZED PERSON.

                                     SHARES _______________

                                     DATED __________, 2000

                                     -----------------------------------
                                     SIGNATURE

                                     -----------------------------------
                                     SIGNATURE IF HELD JOINTLY

                                     -----------------------------------
                                     PLEASE PRINT OR TYPE YOUR NAME



[ ] PLEASE MARK HERE IF YOU INTEND TO ATTEND THE 2000 SPECIAL MEETING OF
    SHAREHOLDERS.




--------------------------------------------------------------------------------
PLEASE RETURN YOUR SIGNED PROXY
TO:

                          FIRST NATIONAL BANK OF POLK COUNTY
                          7722 SR 544 EAST
                          WINTER HAVEN, FLORIDA  33881
                          ATTN:  GEORGE H. CAREFOOT

--------------------------------------------------------------------------------